SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  April 1, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------
          On April 1, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.2.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------------------------------
                             Robert J. Larson
                             Senior Vice President and Chief Accounting Officer

Date: April 14, 2004

                                                        Exhibit 99.2


                                                     Citizens Communications
                                                     3 High Ridge Park
                                                     Stamford, CT 06905
                                                     203.614.5600
                                                     Web site: www.czn.net
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE

Contacts:
Brigid M. Smith                     Michael A. Zarrella
Assistant Vice President            Vice President
Corporate Communications            Corporate Development
203.614.5042                        203.614.5179
bsmith@czn.com                      mzarrell@czn.com

              Citizens Communications Completes Final Utility Sale

Stamford, Conn., April 1, 2004 -- Citizens Communications (NYSE:CZN) today announced the completion of the sales of its Vermont Electric division. The total proceeds from these sales, including the proceeds from the sale of Citizens' Vermont electric transmission assets on December 2, 2003 were $21.4 million in cash, subject to post closing adjustments under the agreements. With the closing of these sales, Citizens has completed its utility divestiture program, generating $1.9 billion of proceeds, which exceeds the company's original estimate of $1.8 billion.

About Citizens Communications
More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.


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